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                          PAINEWEBBER/KIDDER, PEABODY
                        CALIFORNIA TAX EXEMPT MONEY FUND
                Supplement to Prospectus Dated November 28, 1994

     The board of trustees of PaineWebber/Kidder, Peabody California Tax Exempt Money Fund ('Fund') has approved a Plan of Reorganization and Termination ('Reorganization') for submission to the shareholders, at a special meeting to be held December 4, 1995. If the proposed Reorganization is approved and implemented, all the Fund's assets will be acquired and its liabilities assumed by PaineWebber RMA California Municipal Money Fund ('PW Fund') in a tax-free reorganization. As a result of the Reorganization, the two funds' assets would be combined and each Fund shareholder would, on the closing date of the transaction, receive a number of full and fractional shares of PW Fund having an aggregate value equal to the value of the shareholder's holdings in the Fund. PW Fund is a series of PaineWebber Managed Municipal Trust, an open-end management investment company organized as a Massachusetts business trust. There can be no assurance that the Fund's shareholders will approve the Reorganization.

     The meeting of Fund shareholders to consider the proposed Reorganization will be held on December 4, 1995. Sales of Fund shares will cease as of 12:00 noon, Eastern time, on December 8, 1995, so that Fund shares will no longer be available for purchase or exchange thereafter. Redemptions of Fund shares and exchanges of Fund shares for shares of another PaineWebber/Kidder, Peabody money market fund may be effected through the closing of the Reorganization, which is scheduled to take place as of 12:00 noon, Eastern time, on December 11, 1995.

Supplement Dated: October 3, 1995

          THIS SUPPLEMENT DOES NOT SUPERSEDE ANY PREVIOUS SUPPLEMENTS
                               TO THE PROSPECTUS.